Exhibit 4.1

NUMBER

****

Adial Pharmaceuticals, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

$0.001 PAR VALUE COMMON STOCK

SHARES

****

CUSIP 00688A106

COMMON STOCK

THIS CERTIFIES THAT * SPECIMEN *

Is The Owner of *******

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
Adial Pharmaceuticals, Inc.

Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Dated: *******

COUNTERSIGNED AND REGISTERED:
VSTOCK TRANSFER, LLC
Transfer Agent and Registrar

By:______________________________
AUTHORIZED SIGNATURE

____
Chief Executive Officer

49-P-2 • Copyright© 2013 / Reynolds Graphics, Inc. / Salt Lake City, Utah

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	- as tenants in common	UNIF GIFT MIN ACT........................Custodian.......................
TEN ENT	- as tenants by the entireties	(Cust) (Minor)
JT TEN	- as joint tenants with the right of	Act...............................................
	survivorship and not as tenants	(State)
in common

Additional abbreviations may also be used though not in the above list.

For value received,________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________,Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________

X________________________________________________________________________________________________

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions).

SIGNATURE GUARANTEED:

TRANSFER FEE WILL APPLY